UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2015

AVINGER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0001-36817	20-8873453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive office) (Zip Code)

(650) 241-7900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On May 20, 2015, we issued a press release entitled “Avinger Announces 30-Day VISION Trial Results at EuroPCR 2015” which contained interim 30-day results for our VISION clinical study. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press release dated as of May 20, 2015, entitled “Avinger Announces 30-Day VISION Trial Results at EuroPCR 2015.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVINGER, INC.

Date: May 20, 2015	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer

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